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                                                                    EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90702) of Dreyer's Grand Ice Cream Inc. of our report dated May 9, 2003 relating to the financial statements of Dreyer's Grand Ice Cream Inc. Savings Plan, which are included in the Form 11-K amended by this Form 11-K/A.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Francisco, California
June 18, 2003